UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On December 4, 2015, Big Lots, Inc. (“we,” “us,” “our” or “Company”) issued a press release (the “Earnings Press Release”) and conducted a conference call, both of which reported our unaudited results for our third quarter of fiscal 2015 and updated guidance for our fourth quarter of fiscal 2015 and for the full fiscal 2015 year.

The Earnings Press Release and conference call both included “non-GAAP financial measures,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted selling and administrative expense rate; (iii) adjusted operating profit (loss); (iv) adjusted operating profit (loss) rate; (v) adjusted income tax expense (benefit); (vi) adjusted effective income tax rate; (vii) adjusted income (loss) from continuing operations; (viii) adjusted net income (loss); (ix) adjusted diluted earnings (loss) per share from continuing operations; and (x) adjusted diluted earnings (loss) per share.

These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) the following items for the periods noted:

Item	Fiscal 2015 Third Quarter	Fiscal 2015 Year-to-date	Fiscal 2015 Full Year
After-tax adjustment associated with pension termination costs of $1.0 million, or $0.02 per diluted share	X	X	X
After-tax adjustment for a loss contingency associated with a merchandise related legal matter of $2.7 million, or $0.05 per diluted share		X	X

The Earnings Press Release posted in the Investor Relations section of our website contains a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the difference between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

Our management believes that disclosure of the non-GAAP financial measures provides useful information to investors because by excluding special items included in the most directly comparable GAAP financial measures the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, which our management believes are more indicative of our ongoing operating results and financial condition. These non-GAAP financial measures, along with the most directly comparable GAAP financial measures, are used by our management to evaluate our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of the Earnings Press Release (Exhibit 99.1) and the transcript of our December 4, 2015 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On December 2, 2015, our Board of Directors approved amendments to our nonqualified supplemental defined benefit pension plan (“Supplemental Pension Plan”) that will discontinue the accrual of benefits under the Supplemental Pension Plan, and terminate the Supplemental Pension Plan effective as of December 31, 2015. We maintained the Supplemental Pension Plan for certain highly compensated individuals hired before April 1, 1994 whose benefits were frozen under our tax-qualified, funded noncontributory defined benefit pension plan on or after January 1, 1996. Michael A. Schlonsky, our Executive Vice President, Human Resources and Store Operations, is our only named executive officer eligible to participate in the Supplemental Pension Plan. We anticipate that the charge associated with the termination of the Supplemental Pension Plan will be immaterial.

Item 7.01    Regulation FD Disclosure.

Entry into 10b5-1 Plans by our CEO and CFO

On December 8, 2015, David J. Campisi, our President and Chief Executive Officer, entered into a 10b5-1 Plan providing for a third-party broker to sell shares of Company common stock that Mr. Campisi may acquire if the following awards vest, which is anticipated to occur in March of 2016: (1) one-third of the restricted stock units awarded to Mr. Campisi in March 2014; and (2) one-third of the restricted stock units awarded to Mr. Campisi in March 2015. Mr. Campisi’s 10b5-1 Plan also provides for a third-party broker to exercise certain employee stock options held by Mr. Campisi and sell the shares of Company stock acquired upon exercise. All exercises and sales under Mr. Campisi’s 10b5-1 Plan are scheduled to begin on January 7, 2016 and terminate no later than September 16, 2016. Mr. Campisi established his 10b5-1 Plan for tax and financial planning purposes.

On December 8, 2015, Timothy A. Johnson, our Executive Vice President, Chief Financial Officer and Chief Administrative Officer, entered into a 10b5-1 Plan providing for a third-party broker to sell shares of Company common stock that Mr. Johnson may acquire if the following awards vest, which is anticipated to occur in March of 2016: (1) the restricted stock awarded to Mr. Johnson in March 2011; (2) one-third of the restricted stock units awarded to Mr. Johnson in March 2014; and (3) one-third of the restricted stock units awarded to Mr. Johnson in March 2015. Mr. Johnson established his 10b5-1 Plan for tax and financial planning purposes.

Each of the above-described 10b5-1 Plans was adopted during an authorized trading period and when the officer adopting the plan was not in possession of material non-public information. Transactions under these 10b5-1 Plans will be reported through Form 144 and Form 4 filings made with the Securities and Exchange Commission, as appropriate.

The information disclosed in this Item 7.01 is being furnished, not filed. By furnishing the information in this Item 7.01, the Company is making no admission as to the materiality of such information.

Item 8.01    Other Events.

On December 4, 2015, the Company issued a press release announcing that, on December 2, 2015, its Board of Directors declared a quarterly cash dividend of $0.19 per common share payable on December 31, 2015 to shareholders of record as of the close of business on December 17, 2015. This press release is filed herewith as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release on operating results and guidance dated December 4, 2015.

	99.2	Big Lots, Inc. conference call transcript dated December 4, 2015.

	99.3	Big Lots, Inc. press release on dividend declaration dated December 4, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: December 8, 2015	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel
and Corporate Secretary